                                                           EXHIBIT 10 (a) (18)

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ISSUED UNDER EXEMPTIONS THAT DEPEND, IN PART, ON THE INTENT OF THE HOLDER HEREOF NOT TO SELL OR TRANSFER THIS WARRANT OR SUCH SHARES IN ANY MANNER NOT PERMITTED BY SUCH LAWS. THIS WARRANT AND SUCH SHARES THEREFORE MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN.

                      INTER*ACT ELECTRONIC MARKETING, INC.

                          COMMON STOCK PURCHASE WARRANT

No. warrant number                                              #shares Shares

         FOR VALUE RECEIVED, Inter*Act Electronic Marketing, Inc., a North Carolina corporation (the "Company"), hereby grants to name, or his/hers/its registered assigns, the right to purchase number of shares (#shares) shares at a price per share equal to the Exercise Price, as defined in Section 2 below, (such number of shares and Exercise Price being subject to adjustment as provided hereinafter) of the validly authorized and issued, fully paid and nonassessable shares of common stock of the Company, no par value per share (the "Common Stock"), upon compliance with and subject to the following terms and conditions:

         1. Exercise of Warrant. This Warrant may be exercised in whole at any time, or in part from time to time, on or before the expiration date set forth in Section 3 below by surrendering this Warrant, or the applicable portion hereof, with a subscription form substantially in the form attached hereto duly executed, at the offices of the Company in Charlotte, North Carolina, and by paying in full the Exercise Price, in immediately available funds or as otherwise hereinafter provided, for the number of shares of Common Stock as to which this Warrant or applicable portion hereof is exercised. No fractional shares shall be issued upon the exercise of this Warrant and, instead, any fractional shares created by exercise hereunder shall be purchased by the Company at the rate of the Exercise Price per share then in effect.

         2. Exercise Price. This Warrant is being issued in connection with the offering and sale of up to $25,000,000 of 10% Series C Mandatorily Convertible Preferred Stock of the Company approved by the Board of Directors of the Company on December 8, 1999 (the "Offering"). The exercise price per share of this Warrant (the "Exercise Price") shall be $14.00 per share, subject to adjustment as provided in Section 4 below.

         3. Expiration of Warrant. This Warrant shall expire and all rights hereunder shall cease on the date which is ten years from the date hereof.

         4. Adjustment. The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price per share shall be adjusted in amount and number in accordance with the following:

                (a) If the Company shall declare and pay on shares of Common Stock a dividend payable in shares of Common Stock or shall split the then outstanding shares of Common Stock into a greater number of shares, the number of share of Common Stock for which this Warrant may be exercised, as in effect at the time of taking of a record for such dividend or at the time of such stock split, shall be proportionately increased and the Exercise Price per share shall be proportionately decreased. Conversely, if at any time the Company shall contract or reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, the number of shares of Commons Stock for which this Warrant may be exercised at the time of such action shall be proportionately decreased and the Exercise Price per share shall be proportionately increased.

                (b) If the Company shall at any time, or from time to time (i) issue, sell or exchange any shares of Common Stock, including shares issued in the Company's first Qualified Public Offering (as defined below) but excluding the Excluded Securities (as hereafter defined), for a consideration per share less than the Exercise Price as of the date of issuance, or (ii) issue, sell or exchange options or other securities, excluding the Excluded Securities, that are convertible into or exercisable for shares of Common Stock at an exercise or conversion price that is less than the Exercise Price (taking into account, to the extent applicable, any price paid for the option or other security) as of the date of issuance, then and thereafter successively upon each such issuance, sale or exchange, the Exercise Price in effect immediately prior to the issuance, sale or exchange of such shares, options or securities shall forthwith be reduced to, in the case of clause (i) above, the amount of the consideration per share received by the Company in connection with such issuance, sale or exchange, or in the case of clause (ii) above, the amount of the exercise or conversion price per share, plus the amount paid (if any) for the underlying option or other security, in connection with such issuance, sale or exchange. Notwithstanding the foregoing, there shall be no adjustment to the Exercise Price pursuant to the provisions of this Section 4(b) after the Company completes its first Qualified Public Offering. For purposes hereof, "Qualified Public Offering" means a firm commitment public offering of the Common Stock pursuant to a registration statement declared effective under the Securities Act of 1933, as amended, underwritten by a securities firm of nationally recognized standing with an aggregate offering price to the public of not less than $30 million.

                (c) Notwithstanding anything to the contrary contained herein, the provisions of paragraph (b) of this Section 4 shall not apply with respect to the issuance of any Excluded Securities For purposes hereof, "Excluded Securities" means (i) options, rights or shares of Common Stock issued to, or issued in connection with the exercise or grant of options or rights granted to, employees, directors or consultants of the Company pursuant to the terms of any stock compensation plan of the Company in effect on December 9, 1999 or adopted by the shareholders of the Company after December 9, 1999, (ii) shares of Common Stock issued in connection with the exercise of options or warrants issued by the Company and outstanding on December 9, 1999, (iii) up to 20,000 shares of Common Stock (or options or warrants to acquire up to such number of shares of Common Stock) issued in connection with the exercise of options or warrants issued under contractual obligations of the corporation in effect as of December 9, 1999, (iv) shares of Common Stock issued in connection with the acquisition by the Company (or its subsidiary) of Clearing Systems, Inc. so long as the Company (or its subsidiary) receives in such acquisition the same number of shares of Common Stock issued, (v) shares of Common Stock issued upon conversion of the 10% Series A Mandatorily Convertible Preferred Stock ("Series A Preferred Stock") issued and outstanding on December 9, 1999 or issued in respect of a dividend payment on the Series A Preferred Stock, (vi) shares of Series A Preferred Stock issued in respect of a dividend payment on the Series A Preferred Stock, (vii) shares of, or options or rights to acquire, Common Stock issued for consideration other than money, deemed by the Board of Directors of the Company to be advantageous to the Company's business, and (viii) shares of Common Stock in connection with any stock split or stock dividend covered by paragraph (a) of this Section 4.

                (d) If any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company's assets, charter amendment, recapitalization or reclassification of the Common Stock or a "Stock Sale," as defined below) in connection with which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or capital stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of the Transaction, lawful, enforceable and adequate provision shall be made so that the holder of this Warrant shall be entitled to receive upon exercise of the Warrant at any time on or after the consummation of the Transaction, in lieu of the shares of Common Stock issuable upon such exercise prior to such consummation, the securities or other property (including cash) to which the holder would have been entitled upon consummation of the Transaction if the holder had exercised the Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 4). If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Common Stock (a "Stock Sale"), and if the holder of the Warrant so designates in a written notice given to the Company, the holder shall be entitled to receive upon the exercise of the Warrant at any time on or after the consummation of the Stock Sale in lieu of the shares of Common Stock issuable upon exercise prior to the consummation of the Stock Sale, the securities or other property to which the holder would have been entitled if the holder had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer and had accepted such offer (subject to adjustments from and after the consummation of such purchase, tender or exchange offer as nearly equivalent as possible to the adjustments provided for in this Section 4). The Company will not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of the Warrant as provided herein shall assume, by written instrument delivered to the holder, the obligation to deliver to the holder such securities or other property as in accordance with the foregoing provisions the holder may be entitled to receive. The foregoing provisions of this
        Section 4(d) shall similarly apply to successive Transactions.

        5. Notice of Adjustments. Within five (5) days after any adjustment pursuant to Section 4 above, the Company shall give written notice thereof to the registered holder. Such notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in detail the method of calculation.

        6. Partial Exercise of Warrant. In the event of any partial exercise of this Warrant, the Company shall return to the registered holder this Warrant, which shall have noted thereon the date of partial exercise and the number of shares of Common Stock issued upon the partial exercise thereof.

        7. Reservation of Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of its Common Stock sufficient to permit the exercise in full of this Warrant.

        8. Sale of Warrant or Shares. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor such shares, when issued, may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for this Warrant, or the shares of Common Stock, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.

        9. Shareholders' Agreement. The holder understands and agrees that the shares of Common Stock issuable upon exercise of this Warrant shall also be subject to the restrictions on transfer and other provisions of the shareholders' agreement, if any, that may be in effect among the Company and all its shareholders as of the date of any exercise of this Warrant. As a condition to the exercise of this Warrant, the holder agrees that he will become a party to any such shareholders' agreement by executing a joinder agreement or other appropriate document. In the event that the Shareholders' Agreement dated as of April 16, 1993, as amended by Amendment No. 1 thereto dated as of June 17, 1994, has terminated as a result of a public offering of capital stock of the Company prior to the exercise of this Warrant, the holder nevertheless agrees to be bound by the lock-up agreement contained in Section 23 thereof or any similar lock-up agreement then in effect with respect to the Company's shareholders.

        10. Legends. The certificate or certificates evidencing all or any of the shares of Common Stock issued upon exercise of this Warrant shall bear the following legend:

        "The Shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or any opinion of counsel satisfactory to the Company that such registration or qualification is not required."

        Such certificate or certificates shall also bear any legend required by the Shareholders' Agreement.

        11. Successor and Assigns. The terms of this Warrant shall be binding upon and shall enure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

        12. Transfer of Warrant. This Warrant shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose and shall be transferable only on said books by the registered holder hereof in person or by such holder's duly authorized attorney upon surrender of this Warrant properly endorsed, and only in compliance with the foregoing provisions of this Warrant. Except as otherwise provided herein, and subject to applicable securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the registered holder hereof in person or by the registered holder's duly authorized attorney on the books of the company upon surrender of this Warrant, or the applicable portion hereof, with a transfer form substantially in the form attached hereto duly executed, at the offices of the Company in Charlotte, North Carolina. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notices to the contrary.

        13. Notices. Notices under this Warrant shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when forwarded by Federal Express, Airborne, or another private carrier which maintains records showing delivery information, (iii) when sent via facsimile but only if a written or facsimile acknowledgement of receipt is received by the sending party, or (iv) when place in the United States Mail and forwarded by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to whom such notice is being given and, with respect to the Company, addressed to the Company's principal office, and with respect to the registered holder of the Warrant, addressed to the address of such holder as maintained on the records of the Company, or to such other address as may by furnished in writing to the parties.

        14. Governing Law. This Warrant shall be governed in accordance with the laws of the State of North Carolina without taking into account conflict of law provisions.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its authorized officer and its corporate seal to be affixed hereto and attested by its Secretary or Assistant Secretary.

DATED: date                              INTER*ACT ELECTRONIC MARKETING, INC.

                                                   By: ______________________
                                                   Title:
ATTEST:

____________________________
                                      5

            Secretary

(Corporate Seal)


                                Exercise Form for

                          Common Stock Purchase Warrant

                      INTER*ACT ELECTRONIC MARKETING, INC.

        The undersigned hereby irrevocably subscribes for the shares of Common Stock of Inter*Act Electronic Marketing, Inc. indicated below, upon the terms and conditions of the attached Warrant.

No. of Shares: ___________________

Exercise Price per share:

$_________________________________

Subscriber's Name and Address:  ____________________________________________
(Please print)                  ____________________________________________
                                ____________________________________________
                                ____________________________________________

Subscriber's Telephone Number: (____) ______________________________________

Subscriber's Signature:  ___________________________________________________
(if individual)

Subscriber's Signature:  ___________________________________________________
(if entity)                                   (Name of Entity)

                                  By:  _____________________________________
                                          (Signature of Authorized Person)

                                  __________________________________________
                                            (Title of Authorized Person)

                                Transfer Form for

                          Common Stock Purchase Warrant

                      INTER*ACT ELECTRONIC MARKETING, INC.

        The undersigned registered holder of the attached Warrant hereby irrevocable transfers the following portion of the Warrant to purchase shares of Common Stock of Inter*Act Electronic Marketing, Inc., which transfer is subject to the terms and conditions described in the Warrant.

Date of Transfer: _____________________________

Number of Shares Exercisable under
    Warrant as of Date of Transfer     _____________________________________

Portion of Warrant Transferred:
  Expressed as fraction or percentage  _____________________________________
  Expressed as number of shares        _____________________________________

Transferee's Name and Address:  ____________________________________________
(Please Print)                  ____________________________________________
                                ____________________________________________
                                ____________________________________________

Transferee's Telephone Number:  (_____) ____________________________________

Transferor's Signature:         ____________________________________________
(if individual)

Transferor's Signature:         ____________________________________________
(if entity)                                   (Name of Entity)

                                By: ________________________________________
                                        (Signature of Authorized Person)

                                ____________________________________________
                                          (Title of Authorized Person)

                                      7